UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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The Management Network Group, Inc.
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PROXY STATEMENT FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS JUNE 8, 2011
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS
ANNUAL REPORT
HOUSEHOLDING
OTHER MATTERS

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302
OVERLAND PARK, KANSAS 66210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 8, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the “Company”), will be held on June 8, 2011, at 9:00 a.m. local time, at the Westin O’Hare, 6100 North River Road, Rosemont, Illinois 60018, to consider and vote upon the following matters:

1. The election of the Company’s nominees as Class III directors to serve for a term of three years expiring at the 2014 Annual Meeting of Stockholders and until their successors are elected and qualified.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

3. The consideration of such other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders of record at the close of business on April 11, 2011, are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote per share.

You are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or by telephone as provided on the proxy. You may attend the meeting and vote in person even if you have returned a proxy.

By order of the Board of Directors

RICHARD P. NESPOLA
Chairman and CEO

Overland Park, Kansas
April 22, 2011

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE OR TO VOTE PROMPTLY VIA THE INTERNET OR BY TELEPHONE AS PROVIDED ON THE PROXY.

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BOULEVARD, SUITE 302
OVERLAND PARK, KANSAS 66210

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
JUNE 8, 2011

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of The Management Network Group, Inc. (“we,” “us,” the “Company” or “TMNG”), for use at the Annual Meeting of Stockholders to be held June 8, 2011 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Westin O’Hare, 6100 North River Road, Rosemont, Illinois 60018.

These proxy solicitation materials and our Annual Report to Stockholders for the fiscal year ended January 1, 2011, including financial statements (the “Annual Report”), are expected to be first mailed on or prior to April 22, 2011, to all stockholders entitled to vote at the Annual Meeting.

NOTE REGARDING	STREAMLINED DISCLOSURE

Effective February 4, 2008, the Securities and Exchange Commission (“SEC”) adopted amendments to SEC rules expanding the number of companies that qualify for the SEC’s scaled disclosure requirements for smaller reporting companies. The amendments were intended to benefit investors by allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the amended rules, the Company is providing streamlined disclosure in this proxy statement in accordance with the amended rules. Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation. In addition, as a smaller reporting company, the Company is not currently required to conduct “say-on-pay” or “say-on-frequency” advisory votes pursuant to recently adopted SEC Rule 14a-21.

RECORD DATE AND SHARE OWNERSHIP

Stockholders of record at the close of business on April 11, 2011 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 7,073,330 shares of our Common Stock were outstanding.

REVOCABILITY OF PROXIES

You may revoke your proxy at any time before the Annual Meeting by (a) delivering to the Secretary of the Company prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date or (b) voting via the Internet or by telephone subsequent to the date shown on a previously executed and delivered proxy or the date of a prior Internet or telephone vote. You may also revoke your proxy by attending the Annual Meeting and voting in person. If you only attend the Annual Meeting but do not vote, your proxy will not be revoked.

VOTING AND SOLICITATION

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. If your shares are held in “street name” and you wish to vote at the Annual Meeting, you must obtain a proxy form from the institution that holds your shares.

We will pay the cost of soliciting proxies. We expect to reimburse banks, brokerage firms and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners of their shares. Certain of our directors, officers and employees may also solicit proxies, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting, who will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of stock of the Company issued and outstanding and entitled to vote thereat, present in person or represented by proxy. Shares voted “FOR,” “AGAINST,” or “WITHHELD FROM,” a matter will be treated as being present at the meeting for purposes of establishing a quorum and will also be treated as shares voted at the Annual Meeting. Abstentions and broker non-votes are also treated as being present for purposes of determining the presence of a quorum.

You may abstain from voting on any proposal other than the election of directors. Abstentions are counted in determining the outcome with respect to each proposal that requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon and, therefore, will have the same effect as a vote against the proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company. With regard to the election of directors, votes may be cast in favor or withheld. Because directors are elected by a plurality of the votes cast for the election of directors at the Annual Meeting, with the nominees obtaining the most votes being elected, votes that are withheld will be excluded entirely from the vote and will have no effect.

On certain routine matters, such as the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company, if a stockholder that holds its shares through a broker does not provide instructions to that broker on how the stockholder wishes to vote, the broker will be allowed to exercise discretion and vote on behalf of the stockholder. A broker is prohibited, however, from voting on other non-routine matters, including the election of directors. Broker “non-votes” will occur when a broker does not receive voting instructions from a stockholder on a non-routine matter or if the broker otherwise does not vote on behalf of a stockholder. Because there is no minimum vote required for the election of directors, broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Broker non-votes are not counted in determining the number of shares present in person or represented by proxy and entitled to vote thereon with respect to a proposal that requires the affirmative vote of a majority of such shares and, therefore, will not affect the outcome of the voting on such a proposal.

BOARD RECOMMENDATIONS

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends you vote:

•	for the election of the persons nominated as Class III directors; and

•	for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2011.

This proxy statement and our annual report to stockholders for the year ended January 1, 2011 are available to you at www.proxyvote.com.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

Proposal No. 1 is the proposed election of the Company’s nominees as Class III Directors, to serve for a term of three years expiring at the 2014 annual meeting of stockholders and until their successors are elected and qualified. The Nominating and Corporate Governance Committee and the Board of Directors have nominated Richard P. Nespola, Andrew D. Lipman and A. Reza Jafari to serve as Class III Directors.

Under the Company’s Bylaws, the deadline for receipt of notice from stockholders of nominees for election as directors at the Annual Meeting was December 22, 2010. No stockholder nominations were received by that date. Accordingly, only the Company’s nominees will be eligible for election at the Annual Meeting.

Messrs. Nespola, Lipman and Jafari have each consented to serve on the Board of Directors as a Class III Director. If Mr. Nespola, Mr. Lipman or Mr. Jafari becomes unavailable to serve as a director at the time of the Annual Meeting, which is not expected, the proxy holders will vote the proxies in their discretion for the nominee designated by the Board of Directors to fill the vacancy.

Here is information regarding the nominees for Class III director and the directors whose term of office will continue after the Annual Meeting.

Name	Age	Principal Occupation

Nominees for Class III Director
Richard P. Nespola	66	Chairman and Chief Executive Officer of the Company
Andrew D. Lipman(1)(3)	59	Partner, Bingham McCutchen LLP
A. Reza Jafari(1)(2)(3)	65	Chairman and Chief Executive Officer, e-Development International, Inc.
Continuing Class I Directors
Micky K. Woo	57	President and Chief Operating Officer of the Company
Robert J. Currey(2)(3)	65	Chief Executive Officer, Consolidated Communications, Inc.
Continuing Class III Directors
Roy A. Wilkens(2)	68	Co-founder and Chairman, Adaption Technologies Ventures, Ltd.

(1)  Member of the Compensation Committee

(2)  Member of the Audit Committee

(3)  Member of the Nominating and Corporate Governance Committee

There are no family relationships among any of our directors or executive officers.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

Richard P. Nespola founded TMNG in 1990 and has served as a director since 1990. He served as the Company’s President from 1990 until 2007 and has served as our Chief Executive Officer (“CEO”) since

1990. He was appointed Chairman of the Board on December 2, 2002, and continues to hold this position. In 2007, the title of Company President was transferred to Micky K. Woo, and Mr. Nespola retained the titles of Chairman and Chief Executive Officer. During his extensive career in the telecommunications industry prior to founding TMNG in 1990, Mr. Nespola served as Senior Vice President and Chief Operating Officer of Telesphere Communications Inc. and as Vice President of Financial Operations and Senior Vice President of Strategic Markets and Product Pricing at Sprint Corporation. He also served as the Senior Director of Revenue and Treasury Operations at MCI Communications Corporation from 1983 to 1986. Mr. Nespola is a director of One Communications and Worldgate Communications, Inc. and is a member of the Board of Trustees of Long Island University. Mr. Nespola is a frequent chair of industry forums and noted conference speaker. Mr. Nespola received a BA and MBA from Long Island University. Mr. Nespola’s experience in founding and leading the Company, his leadership skills and his extensive experience in the industry enable him to provide valuable guidance to the Board in overseeing the Company’s business.

Andrew D. Lipman has been a director of the Company since 2000. Mr. Lipman is the Senior Partner in the Telecommunications, Media and Technology Group of the law firm of Bingham McCutchen LLP. For ten years, while maintaining his law firm partnership, Mr. Lipman also served as Senior Vice President, Legal and Regulatory Affairs for MFS Communications, a provider of communication services. Mr. Lipman currently sits on the Boards of NuSkin Enterprises, a cosmetics and nutritional supplements marketer; and SUTRON Corporation, a manufacturer of weather and climate measurement systems. Mr. Lipman is a graduate of the University of Rochester (summa cum laude) and Stanford Law School. Mr. Lipman’s extensive legal and industry experience enables him to provide valuable insight to the Board regarding the issues confronting the Company and the industries in which the Company operates.

A. Reza Jafari has served as a director of the Company since being appointed by the Board of Directors in April 2009. Since 2008, Mr. Jafari has served as the Chairman and Chief Executive Officer of e-Development International, Inc., an executive advisory and investment group which promotes, facilitates and participates in information and communication technology initiatives via social entrepreneurship in the global markets. Mr. Jafari has spent 30 years in the IT services, competitive telecommunications, media and entertainment and education industries. Mr. Jafari served as the Chairman and Managing Director of NeuStar International, a provider of clearinghouse services to the communications industry, from January 2005 to January 2008. From August 2002 until January 2005, Mr. Jafari was Chairman and Chief Executive Officer of The Omega Partners, an executive advisory group based in Atlanta, Georgia. From January 1990 to July 2002, Mr. Jafari held various senior executive positions at Electronic Data Systems Corporation (EDS), a global information technology services company, including Group President of EDS’s Global Communications, Media and Entertainment Industry Group. Mr. Jafari received his MBA in 1976, his Specialist Degree in Education and Innovation (Ed S) in 1980, and his ABD in Instructional Systems Technology in 1981 from Indiana University, Bloomington, Indiana. The Board relies upon Mr. Jafari’s 30 years experience in the IT services, competitive telecommunications, media and entertainment and education industries in guiding the Company’s business strategy.

DIRECTORS WHOSE TERM WILL CONTINUE BEYOND THE ANNUAL MEETING

Micky K. Woo has served as a director of the Company and has been a senior executive with the Company since 1991. In 2007, Mr. Woo was promoted to President and Chief Operating Officer of the Company. Prior to joining the Company, Mr. Woo served from 1989 to 1991 as Vice President of Information Systems and Revenue Assurance at Telesphere Communications Inc. From 1987 to 1989, Mr. Woo was the Director of Revenue and Treasury Management at Sprint Corporation and from 1983 to 1987 he served in management at MCI Communications Corporation, including Senior Manager of Receivables Management, Senior Manager of the East Coast Billing Center, and Senior Manager of Revenue Reporting and Analysis. Prior to entering the telecommunications industry, Mr. Woo was a consultant with Price Waterhouse (now PricewaterhouseCoopers). Mr. Woo received his BA in Computer Science and an MA in Accounting from the University of Iowa. Mr. Woo’s experience with the Company since 1991 and his prior business experience enable him to provide valuable guidance to the Board in overseeing the Company’s business.

Robert J. Currey has served as a director since 2003. Mr. Currey has been President and CEO of Consolidated Communications, Inc. (CCI), a provider of communications services, since 2002. From 2000 to 2002, Mr. Currey served as Vice Chairman of RCN Corporation, a CLEC providing telephony, cable and Internet services in high-density markets nationwide. From 1998 to 2000, Mr. Currey served as President and Chief Executive Officer of 21st Century Telecom Group. From 1997 to 1998, Mr. Currey served as Director and Group President of Telecommunications Services of McLeodUSA, which acquired the predecessor of CCI in 1997. Mr. Currey joined the predecessor of CCI in 1990 and served as President through its acquisition in 1997. Mr. Currey holds a bachelor’s degree from Michigan Technical University and an MBA from Eastern Michigan University. Mr. Currey’s industry and leadership experience enables him to provide valuable insight to the Board on business strategy and operations.

Roy A. Wilkens has served as a director of the Company since 1999. Mr. Wilkens is a co-founder of Adaption Technologies Ventures, LTD, a leading innovator of tools that simplify the delivery of IP based communication services, and has served as its Chairman since 2006. In 1985, Mr. Wilkens founded WilTel, Inc., one of the first national fiber optic companies and a subsidiary of The Williams Companies, an oil and gas pipeline company. Mr. Wilkens was the Chief Executive Officer of WilTel Inc. from 1985 to 1995. In 1995, WilTel was acquired by LDDS Communications, a predecessor to MCI WorldCom. Mr. Wilkens remained as Chief Executive Officer of WilTel and served as Vice Chairman of Worldcom until 1997. During 2000 and 2001, Mr. Wilkens was appointed as Co-CEO of McLeod USA. Prior to 1985, Mr. Wilkens served as the President of Williams Pipeline Company, a subsidiary of The Williams Companies. Mr. Wilkens has served on numerous public and private corporate boards in addition to chairing several association boards and serving on an advisory council for two U.S. Presidents. The Board benefits from Mr. Wilkens’ extensive knowledge of the telecommunications industry in general and his knowledge of the Company.

The Board of Directors has determined that Messrs. Currey, Lipman, Wilkens, and Jafari are independent, as defined in the NASDAQ Stock Market (“NASQAQ”) listing standards.

VOTE REQUIRED AND RECOMMENDATION

The three Company nominees receiving the highest number of affirmative votes in person or represented by proxy and entitled to vote thereon shall be elected as the Class III directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF RICHARD P. NESPOLA, ANDREW D. LIPMAN AND A. REZA JAFARI AS CLASS III DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee plans to engage the independent registered public accounting firm of Deloitte & Touche LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2011. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

Deloitte & Touche LLP has audited the Company’s financial statements since 1995.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) during fiscal years 2010 and 2009:

	2010	2009

Audit Fees(a)	$419,957	$535,950

Tax Fees(b)	—	4,390

All Other Fees(c)	2,000	—

Total	$421,957	$540,340

(a)	Fees for audit services in fiscal years 2010 and 2009 consisted of the audit of the Company’s annual financial statements included in our annual reports on Form 10-K, reviews of the Company’s quarterly financial statements included in our quarterly reports on Form 10-Q, and consents and other services related to SEC matters. In addition, fees for audit services in fiscal year 2009 included an evaluation of internal controls over financial reporting prior to the SEC’s deferral of Sarbanes Oxley Section 404(b) and the subsequent adoption of legislation removing the requirement that the Company’s internal control over financial reporting be subject to attestation by its independent registered public accounting firm.

(b)	Fees for tax services billed in fiscal year 2009 consisted of tax planning and advice. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result.

(c)	All other fees are comprised of a subscription to Deloitte & Touche LLP’s on-line research tool.

In considering the nature of the services provided by the Deloitte Entities, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the Deloitte Entities and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC under the Sarbanes-Oxley Act of 2002, as well as the rules of the Public Company Accounting Oversight Board and the American Institute of Certified Public Accountants.

PRE-APPROVAL POLICY

The charter of the Audit Committee requires pre-approval of non-audit services provided by the Deloitte Entities. In 2005, the Audit Committee adopted a procedure for approval of audit services and non-audit services by the Deloitte Entities whereby management has the authority to approve specified projects anticipated to cost less than $10,000, specified projects between $10,000 and $25,000 are subject to pre-approval by the Chairman of the Audit Committee, and all projects in excess of $25,000 require pre-approval by the full committee. Services which can be pre-approved under this process other than by the full committee are limited to consultation and research specifically relating to: (a) financial accounting and reporting matters; (b) income tax reporting/compliance matters; (c) matters relating to the audit of the Company’s 401(k) plan; and (d) required audit services necessary to complete a timely SEC filing (such as the issuance of a consent for registration statements). Pre-approved services must not be prohibited services under the rules of the SEC. All pre-approved services must be reported to the full Audit Committee at the next regularly scheduled meeting. All services performed by the Deloitte Entities during 2010 were pre-approved in accordance with these policies.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon will be required to approve the ratification of the appointment of

Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

The Audit Committee recommends that stockholders vote “FOR” ratification of such appointment.

CORPORATE GOVERNANCE

BOARD AND COMMITTEE MEETINGS

The Board of Directors held a total of five meetings during the fiscal year ended January 1, 2011. No director attended less than 75% of those meetings and no director attended less than 75% of the aggregate of (1) all Board of Directors meetings and (2) the number of meetings of all committee(s) of the Board of Directors held during fiscal year 2010 for which such director served as a member. At each of the 2010 Board of Directors meetings, the independent directors had the opportunity to hold an executive session.

BOARD LEADERSHIP STRUCTURE

The Board believes that having the Chief Executive Officer also serve as the Chairman of the Board is the best leadership structure for the Company. This structure provides unified leadership and direction for the Company and provides a single, clear focus for the execution of the Company’s strategy and business plans. The Board does not believe it is necessary to have a lead independent director in view of the following: the small size of the Board; four of the six directors are outside, independent directors; and the Board’s history of conducting its deliberations and taking actions in an independent manner.

RISK OVERSIGHT

The Board has delegated to the Audit Committee, consisting solely of independent directors, the responsibility to oversee the assessment and management of the Company’s risks, including reviewing management’s risk assessment and risk management policies and procedures and steps management has taken to control major risk exposures. The Audit Committee is authorized to identify and discuss with management, the Board of Directors and the independent auditors the material risks faced by the Company’s business or which could impact the financial condition or performance of the Company, evaluate how those risks are managed by the Company and the quality and adequacy of the Company’s reporting with regard to them. The Company’s Compensation Committee, consisting solely of independent directors, is responsible for overseeing the assessment and management of risks relating to the Company’s compensation plans and arrangements and reporting to the Audit Committee and the Board. The Board is regularly informed through committee reports regarding the Company’s risks, and reviews and discusses such risks in overseeing the Company’s business strategy and operations.

COMMITTEES OF THE BOARD

The Board of Directors has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Audit Committee. The Audit Committee consists of Mr. Currey, Chairman, and Messrs. Wilkens and Jafari. The Audit Committee oversees our accounting, auditing and financial reporting policies and practices, among other responsibilities. The Audit Committee has sole authority to engage the independent registered public accounting firm to perform audit services and permitted non-audit services, and the sole authority to approve all audit engagement fees and the terms of all permitted non-audit engagements and fees of the independent registered public accounting firm. The Board of Directors has affirmatively determined that the members of the Audit Committee are “independent,” as defined in the NASDAQ listing standards and applicable SEC rules. The Board of Directors has determined that Mr. Currey qualifies as an “audit committee financial expert,” as defined by applicable rules of the SEC by virtue of his experience and background, as described above. The Audit Committee held a total of four meetings during fiscal year 2010. The Board of Directors has adopted a formal written charter for the Audit Committee, a copy of which is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

Compensation Committee. The Compensation Committee consists of Mr. Lipman, Chairman, and Mr. Jafari. The Compensation Committee makes recommendations to the Board of Directors regarding our employee benefit plans, the compensation of our executive officers, and approves equity grants, among other responsibilities. The Board of Directors has affirmatively determined that the members of the Compensation Committee are “independent” as defined in the NASDAQ listing standards. The Compensation Committee held one meeting during fiscal year 2010; however, deliberations regarding issues that are the purview of the Compensation Committee were routinely taken up by the entire board. The Board of Directors has adopted a formal written charter for the Compensation Committee, a copy of which is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Mr. Jafari, Chairman, and Messrs. Lipman and Currey. The Board of Directors has affirmatively determined that the members of the Nominating and Corporate Governance Committee are “independent” as defined in the NASDAQ listing standards. The Nominating and Corporate Governance Committee’s primary functions are to recommend individuals qualified to serve as directors of the Company; to advise the Board on its composition, procedures and committees; to advise the Board regarding corporate governance and to develop, recommend to the Board and evaluate periodically a set of corporate governance guidelines for the Company; and to oversee the evaluation of the Board. The Board of Directors has adopted a formal written charter for the Nominating and Corporate Governance Committee. A copy of the charter is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

In accordance with the provisions of its charter, the Nominating and Corporate Governance Committee will consider nominations for director made in good faith by stockholders and will not apply different selection criteria to stockholder nominees than the selection criteria for persons nominated by the Committee. The criteria that may be considered by the Company in the selection of new directors may include experience, knowledge, skills, expertise, integrity, analytic ability, independence of mind, understanding of our business and business environment, willingness and ability to devote adequate time and effort to Board responsibilities and diversity (as determined from time to time by the Committee, including diversity of background and experience among directors). The Company does not have a formal policy requiring the consideration of diversity in the nomination of directors. For a description of the procedures for stockholders to make nominations for director, see “Submission of Stockholder Proposals and Nominations.” The Nominating and Corporate Governance Committee did not meet separately in 2010 and held its meetings in 2010 in conjunction with the proceedings of full Board meetings. The Nominating and Corporate Governance Committee’s nominations for this proxy statement were discussed and approved by the full Board of Directors.

COMPENSATION COMMITTEE PROCESSES AND PROCEDURES

The Compensation Committee’s charter governs its processes and procedures in the determination of executive compensation.

The Compensation Committee has overall responsibility for evaluating and recommending compensation for executive officers and recommending approval of employee benefit plans, policies and programs, and for administering the Company’s stock incentive plans. The Compensation Committee does not share this authority with, or delegate this authority to, any other person. The Compensation Committee assists the Board in fulfilling its responsibility to maximize long-term stockholder value by ensuring that officers, directors and employees are compensated in accordance with our compensation philosophy, objectives and policies; competitive practice; and the requirements of applicable laws, rules and regulations.

In fulfilling its responsibilities, the Compensation Committee has direct access to our officers and employees and consults with our CEO, our Chief Financial Officer, our human resources personnel and other members of senior management as the Chairperson of the Committee deems necessary.

The Compensation Committee reviews executive officer compensation on an annual basis. For each review, the Compensation Committee may consider, and decide the weight it will give to, a number of factors, including the following:

•	competition in the market for executive employees;

•	executive compensation provided by comparable companies;

•	executive officer performance;

•	our financial performance and compensation expenses;

•	the accounting impact of executive compensation decisions;

•	company and individual tax issues;

•	executive officer retention;

•	executive officer health and welfare; and

•	executive officer responsibilities.

In determining the long-term incentive component of our executive compensation, the Compensation Committee may consider a number of factors, including the following:

•	company performance and relative stockholder return;

•	value of similar incentive awards to executives at comparable companies; and

•	awards given our executives in past years.

The Compensation Committee also considers the potential risks to the Company that may result from proposed compensation policies and practices. The Compensation Committee may retain at the Company’s expense a compensation consultant to advise the Committee on executive and director compensation practices and trends. The Committee did not engage a compensation consultant during 2010.

The Compensation Committee may request that management recommend compensation package components, discuss hiring and retention concerns and personnel requirements, and provide information with respect to such matters as executive, Company and business unit performance; market analysis; benefit plan terms and conditions; financial, accounting and tax considerations; legal requirements; and value of outstanding awards. The Compensation Committee may rely on our CEO and other executives for these purposes.

The Compensation Committee develops the criteria for evaluating our CEO’s performance and privately reviews his performance against these criteria on at least an annual basis. Our CEO periodically discusses the performance of other executive officers with the Compensation Committee. The Committee may review human resources and business unit records. The Committee may also discuss with the Audit Committee the executive officers’ compliance with our Code of Conduct, a copy of which is available on the “Investor Relations — Corporate Governance” page of our website at www.tmng.com.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with the Board of Directors via e-mail at board@tmng.com. These communications will be monitored by the Chairman of the Board and automatically passed directly to all independent directors. The Company also has a hotline (1-800-771-3980) for investor and employee complaints or notifications.

DIRECTOR ATTENDANCE AT ANNUAL MEETING

The Company has a policy of encouraging its directors to attend the Annual Meeting. All directors attended our 2010 annual meeting of stockholders.

NON-EMPLOYEE DIRECTOR COMPENSATION

This section describes the compensation paid to our non-employee directors. Mr. Nespola, our Chairman and Chief Executive Officer, and Mr. Woo, our President and Chief Operating Officer, serve on our Board of Directors but are not paid any compensation for their service on the Board of Directors. This section includes a description of the compensation program for directors for 2010.

Director Compensation Program

For the year ended January 1, 2011, the non-employee directors were paid retainers and meeting fees in accordance with the following current fee schedule:

Amount
Type	($)

Annual Director Retainer	20,000
Annual Audit Committee Chair Retainer	10,000
Annual Compensation Committee Chair Retainer	5,000
Annual Nominating and Corporate Governance Committee Chair Retainer	4,000
Per Meeting Fee for Board of Directors Meetings (in person or telephonic)	500
Per Meeting Fee for Committee Meetings (in person or telephonic)	500

We also reimburse directors for their expenses in attending Board and committee meetings. It is also the policy of the Board of Directors that compensation is not paid for committee meetings that occur in conjunction with Board of Directors meetings.

Non-employee directors have received equity grants from time to time in the past pursuant to our 1998 Equity Incentive Plan. However, no grants were made in 2010.

2010 Compensation

The following table provides information regarding the compensation of our non-employee directors in fiscal year 2010.

Total(1)(2)
Name	($)

Robert J. Currey	39,500
A. Reza Jafari	29,500
Andrew D. Lipman(3)	32,500
Roy A. Wilkens	30,000

(1)	All non-employee director compensation earned during fiscal year 2010 was paid in cash. There were no grants of stock options or restricted stock to non-employee directors during fiscal year 2010.

(2)	As of January 1, 2011, each non-employee director held the number of stock options identified below (no unvested shares of restricted stock were held by non-employee directors):

	Exercisable	Unvested
	Stock	Stock
Name	Options	Options

Robert J. Currey	17,500	—
A. Reza Jafari	1,875	5,625
Andrew D. Lipman	15,000	—
Roy A. Wilkens	10,000	—

(3)	Does not include fees paid to Mr. Lipman’s law firm described in “Certain Relationships and Related Transactions.”

EXECUTIVE OFFICERS

The following is information regarding our executive officers other than Messrs. Nespola and Woo, whose biographies appear in the sections titled “Election of Directors — Directors to be Elected at the Annual Meeting” and “Election of Directors — Directors Whose Term Will Continue Beyond the Annual Meeting,” respectively.

Thurston K. Cromwell, 36, has served as General Counsel and Secretary of the Company since 2006. Prior to joining TMNG, he was in private practice with the Kansas City law firm King Hershey, PC. Mr. Cromwell holds an adjunct faculty appointment at the University of Missouri — Kansas City School of Law where he periodically teaches corporate law. Mr. Cromwell received his BA, BJ and JD degrees from the University of Missouri and his MBA from the University of Chicago.

Donald E. Klumb, 48, has served as Vice President and Chief Financial Officer of the Company since 1999. From 1998 to 1999, Mr. Klumb was a partner at Deloitte & Touche LLP and headed the firm’s Midwest telecommunications and high technology practice. From 1992 to 1998, he was a senior manager with Deloitte & Touche LLP. Mr. Klumb received his B.S. in Accounting from the University of Wisconsin-Milwaukee and is a certified public accountant with an inactive license.

Susan M. Simmons, 40, has served as Senior Vice President and Managing Director of CSMG and CSMG Adventis, two subsidiaries of the Company since January 4, 2010. Previously, Ms. Simmons was a Vice President of CSMG where she has been a consultant and executive since 2001. Ms. Simmons’ experience covers a broad range of topics and clients including service providers, equipment/services vendors and large investors. During her tenure she has focused intensively on wireless and broadband services, especially the advanced infrastructure that enables converged offerings for both consumers and business customers. Her projects cover the full range of strategy services, including growth and business transformation, ecosystem development, go to market strategy, business optimization, corporate/board strategy and deal development. Ms. Simmons has also served as an expert witness and is a frequent speaker at industry conferences. Prior to joining CSMG, Ms. Simmons was a senior project manager at Navigant Consulting Inc., covering business strategy, financial analysis, market studies, collaborative facilitation and regulatory support. Ms. Simmons received her Masters of Science in Real Estate from MIT and her BA summa cum laude in Economics with Honors from Boston College.

John Howard Watson, 47, has served as Managing Director of TMNG Global EMEA since January 4, 2010. Prior to joining TMNG’s UK-based office to oversee Cartesian and TMNG EMEA operations, Mr. Watson led Virgin Media’s technology initiatives as the Chief of Transformation and Technology from 2006 to 2009. Under his leadership, the technology division of Virgin Media saw revolutionary change as Mr. Watson introduced new key and strategic positions, including CTIO and Executive Director of Change, and implemented new strategies to earn the banner “most cost efficient division.” Additionally, as the Chief Technology and Information Officer of Telewest PLC, a UK based cable company, from 1993 to 2006 Mr. Watson made significant contributions to the establishment of Telewest as one of the best performing cable operators according to leading industry analysts. His varied background ranges from building-out technology and IT divisions and overseeing operations, to innovating and delivering transformational products in the UK cable industry including telephony, digital TV, Video on Demand, High Definition TV, and ultra high speed broadband. Mr. Watson is a member of the Institution of Engineering and Technology and earned his BSc with first class honours from the Electrical and Electronic School of Engineering at Aston University in Birmingham, UK.

EXECUTIVE COMPENSATION

As noted above under “Note Regarding Streamlined Disclosure,” the SEC adopted amendments to its rules expanding the number of companies that qualify for the SEC’s scaled disclosure requirements for smaller reporting companies. The amendments were intended to benefit investors by allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the amended rules, the Company is not required to provide, among other things,

Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to the compensation of (i) the Company’s Chief Executive Officer, the Company’s Chief Financial Officer, and (ii) the Company’s two other most highly compensated executive officers during fiscal year 2010 (collectively, the “named executive officers”).

				All Other
Name and Principal		Salary	Bonus (1)	Compensation (2)	Total
Position	Year	($)	($)	($)	($)

Richard P. Nespola,	2010	624,250	—	15,372	639,622
Chairman of the	2009	624,250	125,000	15,041	764,291
Board and CEO
Micky K. Woo,	2010	460,562	—	5,550	466,112
President and COO	2009	460,562	75,000	5,550	541,112
Donald E. Klumb,	2010	294,231	—	5,550	299,781
Vice President	2009	275,000	50,000	5,550	330,550
and CFO
Susan Simmons,	2010	249,423	311,100	5,550	566,073
Senior Vice President	2009	239,327	54,608	5,550	299,485
and Managing Director of CSMG

(1)	2009 bonus amounts for Messrs. Nespola, Woo and Klumb were discretionary bonuses paid in 2010 based upon 2009 performance. The 2010 bonus amount for Ms. Simmons was pursuant to an incentive compensation plan and paid in 2010 based upon performance during fiscal years 2009 and 2010. The 2009 bonus amount for Ms. Simmons was based upon performance during fiscal years 2008 and 2009.

(2)	All Other Compensation for the named executive officers consists of:

		401(k)			Personal Use
		Contributions	STD	LTD	of Automobile	Total
Name	Year	($)	($)	($)	($)	($)

Richard P. Nespola	2010	3,675	494	1,381	9,822	15,372
	2009	3,675	494	1,381	9,491	15,041
Micky K. Woo	2010	3,675	494	1,381	—	5,550
	2009	3,675	494	1,381	—	5,550
Donald E. Klumb	2010	3,675	494	1,381	—	5,550
	2009	3,675	494	1,381	—	5,550
Susan Simmons	2010	3,675	494	1,381	—	5,550
	2009	3,675	494	1,381	—	5,550

Narrative to Summary Compensation Table

Employment Agreements. The Company is a party to an employment agreement with Richard P. Nespola, our CEO (the “CEO Employment Agreement”). A copy of the CEO Employment Agreement was filed as Exhibit 10.19 to our Annual Report on Form 10-K for the fiscal year ended January 3, 2004, filed with the SEC on March 31, 2004, and is available on the SEC’s website (www.sec.gov). The CEO Employment Agreement, dated January 5, 2004, consists of the following components:

•	Base salary of not less than $567,000 per year to be determined by the Board of Directors;

•	Bonus to be awarded based upon criteria determined and judged by the Compensation Committee, with the annual target bonus to be not less than fifty percent (50%) of base salary;

•	Six weeks of vacation per year that may redeemed in cash if unused;

•	Personal automobile use;

•	Such pension, profit sharing and fringe benefits as the Board of Directors of the Company may, from time to time, determine to provide for the key executives of the Company;

•	Health club membership and dues;

•	Executive health benefits for certain examinations not covered by insurance (not used to date);

•	Estate and financial planning services stipend of up to $10,000 per year;

•	Reimbursement of home office expenses; and

•	Severance benefits upon a termination by the Company other than due to death, disability or cause, or upon a constructive termination, consisting of: (1) lump sum payment of 150% of annual salary and average bonus; (2) continuation of medical and dental insurance for 18 months; (3) purchase of Company-provided vehicle and assignment of such vehicle to CEO; and (4) pro rata portion of annual bonus that is the greater of $283,500 or target bonus for that year, provided that if such actual or constructive termination occurs within 12 months after a change of control of the Company, in addition to providing such severance benefits the Company shall pay $500,000 to a charitable organization designated by Mr. Nespola. In the event of termination due to death or disability, Mr. Nespola and his beneficiaries are entitled to accrued benefits, a pro-rated bonus for the then-current year and continuation of fringe benefits for six months.

The Company is a party to an employment agreement with Donald E. Klumb, our CFO (the “CFO Employment Agreement”). A copy of the CFO Employment Agreement was filed as Exhibit 10.1 on Form 8-K filed with the SEC on April 11, 2008, and is available on the SEC’s website (www.sec.gov). The CFO Employment Agreement, dated April 8, 2008, consists of the following components:

•	Base salary of not less than $275,000 per year to be determined by the Board of Directors;

•	Eligibility to participate in the Company’s bonus pool for executive officers as approved by the Compensation Committee;

•	Eligibility to participate in any health, disability, and group term life insurance plans or other perquisites and fringe benefits that the Company extends generally from time to time to the executive officers of the Company;

•	Severance benefits upon a termination by the Company due to disability consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) three months of base salary, and (3) payment of the premium for any COBRA benefits for a period of six months from the date of termination;

•	Severance benefits upon a termination by the Company other than due to death, disability or cause, or upon a constructive termination, consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) nine months of base salary payable in one lump sum, and (3) payment of the premium for any COBRA benefits for a period of nine months from the date of termination; and

•	Accelerated vesting of unvested stock options upon the occurrence of certain events, including, a change in the CEO, a change in control of the Company, or termination of employment by the Company other than due to death, disability, or cause.

Effective March 20, 2010, the Compensation Committee increased Donald Klumb’s annual base salary from $275,000 to $300,000.

The Company is a party to an employment agreement, managing director bonus plan, and individual sales bonus plan (collectively, the “CSMG Managing Director Agreements”) with Susan Simmons, Senior Vice President and Managing Director of our CSMG unit. Ms. Simmons’ employment agreement is dated

October 20, 2006, and her two bonus plans were effective for fiscal year 2010. The CSMG Managing Director Agreements consist of the following components:

•	Base salary of $250,000 per year;

•	Eligibility to participate in Company-approved bonus plans, which for fiscal year 2010 constituted:

•	A business unit management bonus of up to $140,000 based upon CSMG’s contribution margin to the Company; and

•	An individual sales bonus based upon individually generated revenue and contribution margin as off-set by base salary;

•	Eligibility to participate in any health, disability, and group term life insurance plans or other perquisites and fringe benefits that the Company extends generally from time to time to vice presidents of the Company;

•	Severance benefits upon a termination by the Company without cause or upon a constructive termination, consisting of: (1) salary and benefits (and bonuses, if any) accrued and payable up to the date of termination, (2) six months of base salary payable over six months, (3) payment of the premium for any COBRA benefits for a period of three months from the date of termination, and (4) accelerated vesting of unvested stock options.

Mr. Woo does not have an employment agreement with the Company.

Retirement Benefits. The only retirement benefit offered to Messrs. Nespola, Woo and Klumb by the Company is participation in the Company’s standard 401(k) plan, which is available to all U.S. Company employees. In fiscal years 2009 and 2010, the Company matched twenty-five percent of the first six percent of deferred salary the employee contributed to the plan (subject to IRS maximums). Effective January 1, 2011, the Company will match thirty-five percent of the first six percent of deferred salary the employee contributes to the plan (subject to IRS maximums). Material severance terms for Messrs. Nespola and Klumb and Ms. Simmons are outlined above in the descriptions of the CEO Employment Agreement and CFO Employment Agreement. Mr. Woo does not have an employment agreement with the Company.

Outstanding Equity Awards at 2010 Fiscal Year End

The following table provides information regarding outstanding stock options held by each named executive officer as of January 1, 2011. There were no unvested stock awards held by named executive officers as of January 1, 2011.

	Option Awards
	Number of
	Securities
	Underlying
	Unexercised	Option
	Options	Exercise	Option
	Exercisable	Price	Expiration
Name	(#)	($)	Date

Richard P. Nespola	50,000	12.20	March 1, 2016
Micky K. Woo	30,000	12.20	March 1, 2016
Donald E. Klumb	20,000	12.20	March 1, 2016
Susan Simmons	10,000	15.50	May 7, 2012
	8,000	11.55	October 13, 2013

REPORT OF THE AUDIT COMMITTEE

In the performance of its oversight function, the Audit Committee has considered and discussed with management and our independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended January 1, 2011.

In addition, the Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm its independence.

Based upon the reports and discussions described in this report, and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the fiscal year ended January 1, 2011, be included in the Company’s Annual Report on Form 10-K for such fiscal year.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit Committee does not determine whether the Company’s financial statements are complete and accurate, are prepared in accordance with generally accepted accounting principles or fairly present the Company’s financial condition, results of operations and cash flows. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent registered public accounting firm and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee’s oversight does not assure that management has maintained appropriate internal controls and procedures or appropriate disclosure controls and procedures, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

The Audit Committee

Robert J. Currey, Chairman
A. Reza Jafari
Roy A. Wilkens

This Audit Committee Report is not deemed “soliciting material”
and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, officers and beneficial owners of more than 10% of the Company’s Common Stock to file reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms submitted to it during the fiscal year ended January 1, 2011, the Company has determined that all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements during fiscal year 2010. The Company assists its directors and officers in the preparation and filing of reports required under Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with our directors and executive officers. A copy of the form of Indemnification Agreement was filed as Exhibit 10.2 to our Registration Statement on Form S-1 filed with the SEC on September 20, 1999 and is available on the SEC’s website (www.sec.gov).

OUTSTANDING LOAN TO EXECUTIVE OFFICER

There is an outstanding line of credit between TMNG and Richard P. Nespola, our Chairman and Chief Executive Officer, which originated in fiscal year 2001. Aggregate borrowings outstanding against the line of credit totaled $300,000 at January 1, 2011 and are due in 2011. In accordance with the loan provisions, the interest rate charged on the loan is equal to the Applicable Federal Rate (AFR), as announced by the Internal Revenue Service, for short-term obligations (with annual compounding) in effect for the month in which the advance is made, until fully paid. No further loan agreements or draws against the line may be made by the Company to, or arranged by the Company for its executive officers. Interest payments on this loan are current as of January 1, 2011.

ENGAGEMENT OF LAW FIRM AFFILIATED WITH DIRECTOR

During fiscal year 2010, we incurred legal fees of $1,000 for services provided by Bingham McCutchen, LLP (“Bingham”), a law firm in which Mr. Lipman owns an equity interest. The fees paid to Bingham were primarily in connection with income tax and potential acquisition related matters. During fiscal year 2009, we incurred legal fees of $16,000 for services provided by Bingham. The fees paid to Bingham in 2009 were primarily in connection with ancillary matters associated with past transactions in which Bingham had represented TMNG. Our Board of Directors has affirmatively determined that such payments do not constitute a material relationship between the director and the Company and concluded that Mr. Lipman remained an independent director.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the Company’s Common Stock as of April 11, 2011, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

	Shares Beneficially Owned
Beneficial Owners	Total Number	Percent

5% Stockholders (excluding executive officers or directors):
Mill Road Capital Management LLC(1) 382 Greenwich Avenue, Suite One, Greenwich, CT 06830	556,507	7.9%
Potomac Capital Management, LLC, Potomac Capital Management II, LLC, and Paul J. Solit(2)
825 Third Avenue, 33rd Floor, New York, NY 10022	517,133	7.3%
Hershey Management I, LLC and Hershey Strategic Capital, LP(3)
888 7th Avenue, 17th Floor, New York, NY 10019	440,700	6.2%
Executive Officers & Directors:
Richard P. Nespola(4)
7300 College Boulevard, Suite 302, Overland Park, KS 66210	597,427	8.4%
Micky K. Woo(5)
7300 College Boulevard, Suite 302, Overland Park, KS 66210	442,944	6.2%
Donald E. Klumb(6)	64,666	*
Susan Simmons(7)	19,000	*
Roy A. Wilkens(8)	26,700	*
Andrew D. Lipman(9)	15,000	*
Robert J. Currey(10)	18,500	*
A. Reza Jafari(11)	3,750	*
All directors and executive officers as a group (10 persons)	1,200,384	16.9%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Based on information provided by Thomas E. Lynch, Charles M.B. Goldman, Scott P. Scharfman, Mill Road Capital GP LLC and Mill Road Capital, L.P. in a Schedule 13D filed on August 17, 2009. Thomas E. Lynch, Charles M.B. Goldman, Scott P. Scharfman, Mill Road Capital GP LLC and Mill Road Capital, L.P. jointly own 556,507 shares.

(2)	Based on information provided by Potomac Capital Management, LLC, Potomac Capital Management II, LLC, and Paul J. Solit, in a Schedule 13G/A filed on March 1, 2011. Potomac Capital Management, LLC, and Paul J. Solit jointly own 407,843 shares; Potomac Capital Management II, LLC. and Paul J. Solit jointly own 37,601 shares, and Paul J. Solit individually owns 37,049 shares and shares power to vote or to direct the vote on an additional 34,640 shares.

(3)	Based on information provided by Hershey Management I, LLC and Hershey Strategic Capital, LP in a Schedule 13G filed on February 9, 2011. Hershey Management I, LLC and Hershey Strategic Capital, LP jointly own 440,700 shares.

(4)	Includes 50,000 exercisable stock options. Mr. Nespola disclaims beneficial ownership of 101,315 shares of common stock held by the Quimby Lane 2002 Trust, which is an irrevocable grantor trust of which Mr. Nespola’s spouse and adult son are the sole beneficiaries.

(5)	Includes 200,000 shares held by Woo 2005 Family Trust, 183,904 shares held by Micky K. Woo Trust, and 14,040 shares held by Growth Unlimited, Inc., and 30,000 exercisable stock options.

(6)	Includes 20,000 exercisable stock options.

(7)	Includes 18,000 exercisable stock options.

(8)	Includes 10,000 exercisable stock options.

(9)	Includes 15,000 exercisable stock options.

(10)	Includes 17,500 exercisable stock options.

(11)	Includes 1,875 exercisable stock options. Includes 1,875 stock options that became exercisable on April 15, 2011.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

In addition to the requirements under SEC Rule 14a-8 regarding the inclusion of stockholder proposals in the Company’s proxy statement and form of proxy relating to an annual meeting of stockholders, our Bylaws establish procedures which stockholders must follow in order to nominate directors or make proposals other than under SEC Rule 14a-8 for consideration at an annual meeting of stockholders. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to the Secretary of the Company. A copy of our Bylaws was filed as Exhibit 3.2 to our Form 8-K filed with the SEC on March 16, 2011 and is available on the SEC’s website (www.sec.gov).

Stockholder Nominees for 2012 Annual Meeting of Stockholders.

If you are a stockholder of record and wish to nominate someone to the Board of Directors, you must give written notice to the Company’s Secretary. Your notice must be delivered to or mailed and received at the principal executive offices of the Company not more than 150 calendar days and not less than 120 calendar days in advance of the first anniversary date of mailing of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the annual meeting has been advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary of the prior year’s meeting date, notice must be delivered and received no earlier than 150 calendar days before such annual meeting and not less than the later of (i) 120 calendar days before such annual meeting or (ii) ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. A nomination received after such date will be deemed untimely and will not be considered. Your notice must include the information specified in our Bylaws and a written consent of each nominee to serve as a director of the Company if elected. Under our Bylaws, the chairperson of the annual meeting of stockholders has the power and duty to determine whether a nomination was made in accordance with the Bylaws, and, if not in compliance with the Bylaws, to declare that the defective nomination shall be disregarded.

Stockholder Proposals at 2012 Annual Meeting of Stockholders.

If you are a stockholder of record and wish to make a proposal to the stockholders other than pursuant to SEC Rule 14a-8, you must give written notice to the Company’s Secretary in accordance with the same procedure specified for nominations of directors, and the notice must provide the information specified in our Bylaws. Any proposal received after the date specified above will be deemed untimely and will not be considered. Under our Bylaws, the proposal will not be considered if the proposal is not in accordance with applicable law and the rules of the SEC. Under our Bylaws, the chairperson of the annual meeting of stockholders has the power and duty to determine whether any business proposed to be brought before the meeting was made in accordance with the Bylaws, and, if not in compliance with the Bylaws, to declare that such proposal shall be disregarded.

Deadline for Including a Stockholder Proposal in the Proxy Statement for the 2012 Annual Meeting of Stockholders.

Proposals that are intended to be presented by stockholders at our 2012 annual meeting of stockholders must be received by us no later than December 23, 2011 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with SEC regulations governing the solicitation of proxies.

ANNUAL REPORT

TMNG’s Annual Report to Stockholders, containing financial statements for the fiscal year ended January 1, 2011, is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. You must not regard the Annual Report as additional proxy solicitation material.

We will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of the Company’s annual report on Form 10-K, including the financial statements filed with the Securities and Exchange Commission for the fiscal year ended January 1, 2011.

HOUSEHOLDING

A single copy of our 2010 Annual Report and this proxy statement are being delivered to any multiple stockholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those stockholders. We agree to deliver promptly upon written or oral request a separate copy of our Annual Report and proxy statement to any stockholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Annual Report and proxy statement for the 2010 or any future Annual Meeting by contacting us at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, (913) 345-9315, Attention: Secretary. Stockholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

The Board of Directors

Overland Park, Kansas
April 22, 2011

THE MANAGEMENT NETWORK GROUP, INC.
7300 COLLEGE BLVD, SUITE 302
OVERLAND PARK, KS 66210
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		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	☐	☐	☐
Nominees

01 Richard P. Nespola	02 Andrew D. Lipman	03 A. Reza Jafari

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2.
Ratification of Appointment of Independent Registered Public Accounting Firm The Audit Committee plans to engage the independent registered public accounting firm of Deloitte & Touche LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2011. The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be required to approve ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.
THE AUDIT COMMITTEE RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF SUCH APPOINTMENT
	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Shareholder Letter is/are available at www.proxyvote.com .

THE MANAGEMENT NETWORK GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE MANAGEMENT NETWORK
GROUP, INC.
By signing this proxy, you revoke all prior proxies and appoint Donald E. Klumb and Thurston K. Cromwell, and each of them, with full power of substitution, to vote these shares on the matters proposed and any other matters which may come before the Annual Meeting and all adjournments.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY YOU. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF THE NOMINEE FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR EACH PROPOSAL.
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware Corporation, will be held on June 8, 2011, at 9:00 a.m.
local time, at the Westin O’Hare, 6100 North River Road, Rosemont, Illinois 60018.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side